Exhibit 10.14

NOTE AND WARRANT PURCHASE AGREEMENT

THIS NOTE AND WARRANT PURCHASE AGREEMENT (this “Agreement”), is dated as of [_________], 2020, by and between Agrify Corporation, a Nevada corporation (the “Company”), and the Purchasers identified on Schedule 1 hereto (the “Purchasers”).

WHEREAS, the Company and the Purchasers are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) and/or Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “Commission”) under the Securities Act of 1933, as amended (the “1933 Act”);

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Purchasers, as provided herein, and the Purchasers shall purchase, in the aggregate, (i) up to $10,000,000 of principal amount of promissory notes of the Company (“Note” or “Notes”) convertible into shares of the Company’s common stock (the “Common Stock”), substantially in the form attached hereto as Exhibit A.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Purchasers hereby agree as follows:

1. Closing Date; Issuance of Notes and Warrants.

(a) The initial closing (the “Initial Closing”) of the purchase and sale of the Notes and Warrants (as defined below) to be acquired by the Purchasers from the Company under this Agreement shall take place at such time as the Company and the Purchasers shall mutually agree and upon the satisfaction or waiver of all other conditions to closing set forth in this Agreement. After the Initial Closing, the Company may conduct any number of additional closings (each, an “Additional Closing” and, together with the Initial Closing, a “Closing”). The minimum subscription amount for any Purchaser is $500,000, which may be waived by the Company in its sole discretion. Subject to the satisfaction or waiver of the terms and conditions of this Agreement, on each Closing Date, such Purchaser shall purchase and the Company shall sell to each such Purchaser a Note in the principal amount set forth on Schedule 1 and on the signature page hereto for the purchase price set forth thereon. The aggregate principal amount of the Notes to be purchased by the Purchasers pursuant to this Agreement shall be up to $10,000,000.

(b) Each Purchaser shall be issued warrants to purchase a number of shares of the Company’s common stock (the “Common Stock”) equal to 10% of the principal amount of Notes purchased by such Purchasers at an exercise price per share equal to $0.01 (the “Warrants”). In the event the Company determines to extend the initial maturity date of the Notes from one year to two years in accordance with the terms of the Notes (the “Maturity Date Extension”), the Company shall issue to each Purchaser additional Warrants to purchase a number of shares of Common Stock equal to 10% of the principal amount of Notes purchased by the Purchaser. The Warrants, in substantially the form attached hereto as Exhibit B, shall expire upon the date that is five years following issuance date of such Warrants.

(c) The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, such number of shares of Common Stock as shall from time to time be sufficient to effect the conversion of the Notes and exercise of the Warrants then outstanding.

2. Purchaser Representations and Warranties. Each of the Purchasers hereby represents and warrants to and agrees with the Company with respect only to such Purchaser that:

(a) Organization and Standing of the Purchaser. Purchaser, to the extent applicable, is an entity duly formed, validly existing and in good standing under the laws of the jurisdiction of its formation.

(b) Authorization and Power. Such Purchaser has the requisite power and authority to enter into and perform this Agreement and the other Transaction Documents (as defined in Section 3(c) hereof) and to purchase the Notes being sold to it hereunder. The execution, delivery and performance of this Agreement and the other Transaction Documents by such Purchaser and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action, and no further consent or authorization of Purchaser or its board of directors or stockholders, if applicable, is required. This Agreement and the other Transaction Documents have been duly authorized, executed and delivered by such Purchaser and constitutes, or shall constitute, when executed and delivered, a valid and binding obligation of such Purchaser, enforceable against Purchaser in accordance with the terms thereof.

(c) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Purchaser of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) result in a violation of such Purchaser’s charter documents, bylaws or other organizational documents, if applicable; (ii) conflict with nor constitute a default (or an event which with notice or lapse of time or both would become a default) under any agreement to which such Purchaser is a party; nor (iii) result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Purchaser or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on Purchaser). Such Purchaser is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents nor to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Purchaser is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(d) Information on Company. Purchaser is familiar with the business, plans and financial condition of the Company; Purchaser has received all materials that have been requested by Purchaser. Purchaser has had a reasonable opportunity to ask questions of the Company and its representatives, and the Company has answered to the satisfaction of Purchaser all inquiries that Purchaser or Purchaser’s representatives have put to it. Purchaser has had access to all additional information that Purchaser has deemed necessary to verify the accuracy of the information set forth in this Agreement, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed under this Agreement.

(e) Information on Purchaser. Such Purchaser is an “accredited investor,” as such term is defined in Regulation D promulgated by the Commission under the 1933 Act, is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of United States publicly-owned companies in private placements in the past and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable such Purchaser to utilize the information made available by the Company to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment. Such Purchaser has the authority and is duly and legally qualified to purchase and own the Securities. Such Purchaser is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on Schedule 1 hereto regarding such Purchaser is accurate.

(f) Purchase of Notes. On the Closing Date, such Purchaser will purchase the Notes as principal for its own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

(g) Compliance with Securities Act. Such Purchaser understands and agrees that the Notes have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Purchaser contained herein).

(h) Communication of Offer. Purchaser is not entering into this Agreement or purchasing the Notes as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation by a person other than a representative of the Company with which Purchaser had a pre-existing relationship.

(i) Restricted Securities. Such Purchaser understands that the Notes have not been registered under the 1933 Act and such Purchaser will not sell, offer to sell, assign, pledge, hypothecate or otherwise transfer any of the Notes unless pursuant to an effective registration statement under the 1933 Act, or unless an exemption from registration is available. Notwithstanding anything to the contrary contained in this Agreement, such Purchaser may transfer (without restriction and without the need for an opinion of counsel) the Securities to its Affiliates (as defined below) provided that each such Affiliate is an “accredited investor” under Regulation D and such Affiliate agrees to be bound by the terms and conditions of this Agreement. For the purposes of this Agreement, an “Affiliate” of any person or entity means any other person or entity directly or indirectly controlling, controlled by or under direct or indirect common control with such person or entity. Each Subsidiary is an Affiliate of the Company. For purposes of this definition, “control” means the power to direct the management and policies of such person or firm, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(j) No Governmental Review. Such Purchaser understands that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Securities or the suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(k) Correctness of Representations. Purchaser represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless Purchaser otherwise notifies the Company prior to the Closing Date, shall be true and correct as of the Closing Date.

(l) Confidential Information. Such Purchaser agrees that such Purchaser and its employees, agents and representatives will keep confidential and will not disclose, divulge or use (other than for purposes of monitoring its investment in the Company) any confidential information which such Purchaser may obtain from the Company pursuant to financial statements, reports and other materials submitted by the Company to such Purchaser pursuant to this Agreement, unless such information is known to the public through no fault of such Purchaser or his or its employees or representatives; provided, however, that a Purchaser may disclose such information (i) to its attorneys, accountants and other professionals in connection with their representation of such Purchaser in connection with such Purchaser’s investment in the Company, (ii) to any prospective permitted transferee of the Notes, so long as the prospective transferee agrees to be bound by the provisions of this Section 2(l), or (iii) to any general partner or Affiliate of such Purchaser.

(m) Survival. The foregoing representations and warranties shall survive the Closing Date.

3. Company Representations and Warranties. Except as set forth herein, the Company represents and warrants to and agrees with each Purchaser that:

(a) Due Incorporation. The Company is a corporation duly incorporated, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has the requisite corporate power to own its properties and to carry on its business as presently conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a Material Adverse Effect (as defined herein). For purposes of this Agreement, a “Material Adverse Effect” shall mean a material adverse effect on the financial condition, results of operations, prospects, properties or business of the Company and its Subsidiaries taken as a whole. For purposes of this Agreement, “Subsidiary” means, with respect to any entity at any date, any direct or indirect corporation, limited or general partnership, limited liability company, trust, estate, association, joint venture or other business entity of which (A) more than 50% of (i) the outstanding capital stock having (in the absence of contingencies) ordinary voting power to elect a majority of the board of directors or other managing body of such entity, (ii) in the case of a partnership or limited liability company, the interest in the capital or profits of such partnership or limited liability company or (iii) in the case of a trust, estate, association, joint venture or other entity, the beneficial interest in such trust, estate, association or other entity business is, at the time of determination, owned or controlled directly or indirectly through one or more intermediaries, by such entity, or (B) is under the actual control of the Company.

(b) Outstanding Stock. All issued and outstanding shares of capital stock and equity interests in the Company have been duly authorized and validly issued and are fully paid and non-assessable.

(c) Authority; Enforceability. This Agreement, the Notes, the Warrants and any other agreements referred to, delivered or required to be delivered together with or pursuant to this Agreement or in connection herewith (collectively “Transaction Documents”) have been duly authorized, executed and delivered by the Company and are valid and binding agreements of the Company, enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors’ rights generally and to general principles of equity. The Company has full corporate power and authority necessary to enter into and deliver the Transaction Documents and to perform its obligations thereunder.

(d) Capitalization and Additional Issuances. The authorized and outstanding capital stock of the Company and all outstanding rights to acquire or receive, directly or indirectly, any equity of the Company and Subsidiaries as of the date of this Agreement (not including the Securities) are set forth on Schedule 3(d). Except as set forth on Schedule 3(d), there are no options, warrants, or rights to subscribe to, securities, rights, understandings or obligations convertible into or exchangeable for or granting any right to subscribe for any shares of capital stock or other equity interest of the Company or any of the Subsidiaries. The only officer, director, employee and consultant stock option or stock incentive plan or similar plan currently in effect or contemplated by the Company is described on Schedule 3(d). There are no outstanding agreements or preemptive or similar rights affecting the Common Stock.

(e) Consents. Except for the filing of a Form D with the Commission, and any required blue sky filings, no consent, approval, authorization or order of any court, governmental agency or body or arbitrator having jurisdiction over the Company, or the Company’s creditors or stockholders is required for the execution by the Company of the Transaction Documents and compliance and performance by the Company of its obligations under the Transaction Documents, including, without limitation, the issuance and sale of the Notes. The Transaction Documents and the Company’s performance of its obligations thereunder has been approved by the Company’s board of directors in accordance with the Company’s Certificate of Incorporation and applicable law.

(f) No Violation or Conflict. Assuming the representations and warranties of the Purchaser in Section 2 are true and correct, neither the entry into the Transaction Documents by the Company, nor the issuance nor the sale of the Notes nor the performance of the Company’s obligations under the Transaction Documents by the Company, will:

(i) violate, conflict with, result in a breach of, or constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the articles or certificate of incorporation, charter or bylaws of the Company, (B) to the Company’s knowledge, any decree, judgment, order, law, treaty, rule, regulation or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or over the properties or assets of the Company or any of its Affiliates, (C) the terms of any bond, debenture, note or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust or other instrument to which the Company is a party, by which the Company is bound, or to which any of the properties of the Company is subject, or (D) the terms of any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party except the violation, conflict, breach, or default of which would not have a Material Adverse Effect; or

(ii) result in the creation or imposition of any lien, charge or encumbrance upon the Notes or any of the assets of the Company; or

(iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt, equity or security instrument of any creditor or equity holder of the Company, or the holder of the right to receive any debt, equity or security instrument of the Company nor result in the acceleration of the due date of any obligation of the Company; or

(iv) result in the triggering of any piggy-back or other registration rights of any person or entity holding securities of the Company or having the right to receive securities of the Company.

(g) The Notes. The Notes upon issuance:

(i) are, or will be, free and clear of any security interests, liens, claims or other encumbrances, subject only to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

(ii) have been, or will be, duly and validly authorized and on the dates of issuance of the Notes, such Notes will be duly and validly issued, fully paid and non-assessable;

(iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company or rights to acquire securities or debt of the Company; and

(iv) will not subject the holders thereof to personal liability by reason of being such holders.

(h) Litigation. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, that would affect the execution by the Company or the complete and timely performance by the Company of its obligations under the Transaction Documents. There is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its Affiliates which litigation if adversely determined would have a Material Adverse Effect.

(i) Defaults. To its knowledge, the Company is not in violation of its articles of incorporation or bylaws. The Company is (i) not in default under or in violation of any other material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a Material Adverse Effect, (ii) not in default with respect to any order of any court, arbitrator or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition or similar matters which default would have a Material Adverse Effect, or (iii) not in violation of any statute, rule or regulation of any governmental authority which violation would have a Material Adverse Effect.

(j) No Integrated Offering. Neither the Company, nor any of its Affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales of any security of the Company nor solicited any offers to buy any security of the Company under circumstances that would cause the offer of the Securities pursuant to this Agreement to be integrated with prior offerings by the Company for purposes of impairing the exemptions relied on with respect to the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Bulletin Board. No prior offering will impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder. Neither the Company nor any of its Affiliates will take any action or suffer any inaction or conduct any offering other than the transactions contemplated hereby that may be integrated with the offer or issuance of the Securities or that would impair the exemptions relied upon in this Offering or the Company’s ability to timely comply with its obligations hereunder.

(k) No General Solicitation. Neither the Company, nor any of its Affiliates, nor to its knowledge, any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Notes.

(l) No Disqualification Events. None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company participating in the offering hereunder, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.

(l) Certain Fees. No brokers fees, finders’ fees or financial fees or commissions will be payable by the Company with respect to the transactions contemplated by this Agreement and the other Transaction Documents

(m) Correctness of Representations. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and, unless the Company otherwise notifies the Purchasers prior to the Closing Date, shall be true and correct as of the Closing Date.

(n) Survival. The foregoing representations and warranties shall survive the Closing Date.

4. Regulation D Offering. The offer and issuance of the Notes to the Purchasers is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) of the 1933 Act and/or Rule 506 of Regulation D promulgated thereunder.

5. Closing Conditions.

(a) Conditions Precedent to the Obligation of the Company to Sell the Notes and Warrants. The obligation hereunder of the Company to issue and sell the Notes and Warrants to the Purchasers is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below. These conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion.

(i) Accuracy of Each Purchaser’s Representations and Warranties. Each of the representations and warranties of each Purchaser in this Agreement and the other Transaction Documents shall be true and correct in all respects, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(ii) Performance by the Purchasers. Each Purchaser shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Purchaser at or prior to the Closing.

(iii) Delivery of Purchase Price. The purchase price for the Notes shall have been delivered to the Company.

(iv) Delivery of Transaction Documents. The Transaction Documents to which the Purchasers are parties shall have been duly executed and delivered by the Purchasers to the Company.

(b) Conditions Precedent to the Obligation of the Purchasers to Purchase the Notes and Warrants. The obligation hereunder of each Purchaser to acquire and pay for the Notes and Warrants is subject to the satisfaction or waiver, at or before each Closing, of each of the conditions set forth below. These conditions are for each Purchaser’s sole benefit and may be waived by such Purchaser at any time in its sole discretion.

(i) Accuracy of the Company’s Representations and Warranties. Each of the representations and warranties of the Company in this Agreement and the other Transaction Documents shall be true and correct in all respects, except for representations and warranties that are expressly made as of a particular date, which shall be true and correct in all respects as of such date.

(ii) Performance by the Company. The Company shall have performed, satisfied and complied in all respects with all covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing.

(iii) Notes and Warrants. Promptly following each Closing, the Company shall deliver to the Purchasers the Notes and the Warrants being acquired by such Purchaser at the Closing to such address set forth next to each Purchaser’s name on the signature pages hereto with respect to such Closing.

(iv) Delivery of Transaction Documents. The Transaction Documents to which the Company is a party shall have been duly executed and delivered by the Company to the Purchasers.

7. Miscellaneous.

(a) Notices. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be provided by electronic transmission (e-mail) as set forth below or to such other email address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (if delivered on a business day during normal business hours where such notice is to be received) on such date, or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received). The addresses for such communications shall be: (i) if to the Company, to: Attn: Raymond Chang, CEO, Email address: raymond.chang@agrify.com, and (ii) if to the Purchasers, to: the email addresses indicated on Schedule 1 hereto.

(b) Entire Agreement; Assignment. This Agreement and other Transaction Documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Purchasers has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of the Company shall be assigned without prior notice to the Purchasers.

(c) Counterparts/Execution. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile transmission, PDF, electronic signature or other similar electronic means with the same force and effect as if such signature page were an original thereof.

(d) Law Governing this Agreement. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state and county of New York. The parties to this Agreement hereby irrevocably waive any objection to jurisdiction and venue of any action instituted hereunder and shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens. The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the in personam jurisdiction of such courts and hereby irrevocably waive trial by jury. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents to process being served in any suit, action or proceeding in connection with this Agreement or any other Transaction Document by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

(e) Consent to Jurisdiction. Subject to Section 7(d) hereof, the Company and each Purchaser hereby irrevocably waives, and agrees not to assert in any such suit, action or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

(f) Maximum Payments. Nothing contained herein or in any document referred to herein or delivered in connection herewith shall be deemed to establish or require the payment of a rate of interest or other charges in excess of the maximum permitted by applicable law. In the event that the rate of interest required to be paid or other charges hereunder exceed the maximum permitted by such law, any payments in excess of such maximum shall be credited against amounts owed by the Company to the Purchasers and thus refunded to the Company.

(g) Calendar Days. All references to “days” in the Transaction Documents shall mean calendar days unless otherwise stated. The terms “business days” and “trading days” shall mean days that the New York Stock Exchange is open for trading for three or more hours. Time periods shall be determined as if the relevant action, calculation or time period were occurring in New York City. Any deadline that falls on a non-business day in any of the Transaction Documents shall be automatically extended to the next business day and interest, if any, shall be calculated and payable through such extended period.

(h) Captions: Certain Definitions. The captions of the various sections and paragraphs of this Agreement have been inserted only for the purposes of convenience; such captions are not a part of this Agreement and shall not be deemed in any manner to modify, explain, enlarge or restrict any of the provisions of this Agreement. As used in this Agreement the term “person” shall mean and include an individual, a partnership, a joint venture, a corporation, a limited liability company, a trust, an unincorporated organization and a government or any department or agency thereof.

(i) Severability. In the event that any term or provision of this Agreement shall be finally determined to be superseded, invalid, illegal or otherwise unenforceable pursuant to applicable law by an authority having jurisdiction and venue, that determination shall not impair or otherwise affect the validity, legality or enforceability: (i) by or before that authority of the remaining terms and provisions of this Agreement, which shall be enforced as if the unenforceable term or provision were deleted, or (ii) by or before any other authority of any of the terms and provisions of this Agreement.

(n) Publicity. The Company agrees that it will not disclose, and will not include in any public announcement, the name of the Purchasers without the consent of the Purchasers unless and until such disclosure is required by law or applicable regulation, and then only to the extent of such requirement.

[SIGNATURE PAGES FOLLOW]

SIGNATURE PAGE OF THE COMPANY TO NOTE AND WARRANT PURCHASE AGREEMENT

Please acknowledge your acceptance of the foregoing Note and Warrant Purchase Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

AGRIFY CORPORATION

By:
Name:	Raymond Chang
Title:	Chief Executive Officer

SIGNATURE PAGE OF PURCHASERS TO NOTE AND WARRANT PURCHASE AGREEMENT

PURCHASER	PRINCIPAL AMOUNT OF NOTE / PURCHASE PRICE
Name: Address: Taxpayer ID#: __________________ ______________________________________ (Signature) By:	$________

LIST OF EXHIBITS AND SCHEDULES

Schedule 1	List of Purchasers
Schedule 3(d)	Capitalization and Additional Issuances

Exhibit A	Form of Note
Exhibit B	Form of Warrant

SCHEDULE 1

PURCHASER, ADDRESS AND EMAIL ADDRESS	PRINCIPAL AMOUNT AND PURCHASE PRICE

TOTALS

SCHEDULE TO NOTE PURCHASE AGREEMENT

Schedule 3(d)

Capitalization and Additional Issuances

Exhibit A

Form of Note

Exhibit B

Form of Warrant